UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 19, 2007


                          Stoneleigh Acquisition Corp.
             (Exact name of registrant as specified in its charter)

                                    0-52328
                            (Commission File Number)

           Delaware                                  to be applied
(State or other jurisdiction of           (I.R.S. Employer Identification No.)
 incorporation)


                818 SW 3rd Ave., Suite 141, Portland, Oregon 97204
             (Address of principal executive offices, with zip code)

                                  503-210-5378
              (Registrant's telephone number, including area code)



     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01   OTHER EVENTS.

Stoneleigh Acquisition Corp. (the "Company"), formerly a blank check company, a company with no previously stated enterprise, has adopted a specific business plan which it plans to implement. A discussion of the business plan is included herein. In furtherance thereof the Company plans to conduct an offering of the Company's Common Stock pursuant to the provisions of Regulation D Rule 506 of the Securities Act of 1933. The offering will be conducted in order to raise proceeds needed to further explore and execute the Company's business plan and to register shares of Common Stock which are currently outstanding.

DESCRIPTION OF BUSINESS

Stoneleigh Acquisition Corp., a Delaware corporation (the "Company"), is a buyout company that is principally engaged in acquisitions, restructuring, and create liquidity for the acquired business. The Company targets potential small to medium sized businesses with solid operating activities in China, Vietnam, and potentially in United States for long term investments. The Company plans to invest up to $350,000 in each transaction where the financing provides by the major shareholder of the company. The Company's primary business objectives are to increase its net operating income and net asset value by restructuring and developing the acquired business to maximize its shareholders' value. The target small and medium sized businesses are acquired with the goal of disposing of such interests and realizing a gain within four to eight years. The opportunity to realize such gain may occur if the businesses are sold to new owners or potentially makes a public offering of its equity.

The Company establishes itself as one of the leading firm in structuring and building values for the acquired businesses. The Company will engage with financial advisory services and structuring of transactions through outside professional consultants. The Company believes that, through the structuring and advisory business, it would establish an extensive referral network comprised of venture capitalists, investment bankers, attorneys, commercial bankers and business and financial brokers. The Company believes utilizing the referral network is the primary sources of investment opportunities.

INVESTMENT DECISION CRITERIA

The Company reviews certain criteria in order to make investment decisions.
The Company adopts the criteria listed below as a general guide for its investment decisions, although not all criteria are required to be favorable in order for the Company to make such an investment; such as hidden value of the target company.

Operation: The Company focuses on target companies that have stable operating histories and are profitable or near profitable at existing operating levels. The Company reviews the target companies' ability to service and repay debt based on its historical results of operations. The Company does not expect to invest in start-up or other early stage companies.

Growth: In addition to generating sufficient cash flow to service its debt, a potential recipient of the Company's financing generally is required to establish its ability to grow its cash flow. Anticipated growth will be a key factor in determining the value ascribed to any assets acquired by the Company.

Liquidation Value of Assets: Although the Company does not operate as an asset-based lender, liquidation value of the assets collateralizing the Company's loans is an important factor in each credit decision. Emphasis is placed both on tangible assets (accounts receivable, inventory, plant, property and equipment) as well as intangible assets such as customer lists, networks, databases and recurring revenue streams.

Exit Strategy: Prior to making an investment, the Company analyzes the potential for the target company to experience a liquidity event that will allow the Company to realize value for its equity position. Liquidity events include, among other things, an initial public offering, a private sale of the Company's financial interest, a sale of the company, or a purchase by the company or one of its stockholders of the Company's equity position.

COMPETITION

The Company's primary competitors include financial institutions and venture capital firms and other nontraditional lenders. Many of these entities have greater financial and managerial resources than the Company. However, the major companies may find the smaller Asian companies to be uneconomical for their resource of investments. The Company believes that it can compete effectively with these entities through, among other means, its responsiveness to the needs of its customers and its flexibility in structuring transactions.

INDUSTRY

There are a total registered of about 500,000 small to medium sized companies in China and Vietnam; of these over 300,000 are in China alone, and the numbers are growing at double-digit rate. The Company has an advantageous opportunity to set its presence in this emerging market, which is big enough to accommodate many more potential players.

CAUTION REGARDING FORWARD-LOOKING INFORMATION

Certain statements contained in this 8-K report including, without limitation, statements containing the words "believes", "anticipates", "expects" and words of similar import, constitute forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.

Such factors include, among others, the following: international, national and local general economic and market conditions: demographic changes; the ability of the Company to sustain, manage or forecast its growth; the ability of the Company to successfully make and integrate acquisitions; new product development and introduction; existing government regulations and changes in, or the failure to comply with, government regulations; adverse publicity; competition; fluctuations and difficulty in forecasting operating results; changes in business strategy or development plans; business disruptions; the ability to attract and retain qualified personnel; and other factors referenced in this and previous filings.

Given these uncertainties, readers of this 8-K report and investors are cautioned not to place undue reliance on such forward-looking statements. The Company disclaims any obligation to update any such factors or to publicly announce the result of any revisions to any of the forward-looking statements contained herein to reflect future events or developments.


                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                   STONELEIGH ACQUISITION CORP.



Date:  April 19, 2007              By: /s/ TYROE CHHIM
                                         --------------------
                                    Name: Tyroe Chhim
                                    Title: President and Chief
                                           executive Officer